RTF P1 12/24

FRANKLIN FUND ALLOCATOR SERIES
SUPPLEMENT DATED DECEMBER 13, 2024
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF EACH FUND LISTED IN SCHEDULE A

Effective January 1, 2025, the following changes are made to the Prospectus and SAI of each fund listed in Schedule A:

1. The following replaces the first sentence of the second paragraph in the section titled “Fund Details – Distribution and Taxes – Income and Capital Gain Distributions” in each fund’s Prospectus:

The Fund intends to pay income dividends at least twice annually from its net investment income.

2. The following replaces the first sentence as it pertains to each fund listed in Schedule A in the section titled “Distributions and Taxes – Distributions” in each fund’s SAI:

The Fund intends to declare and pay income dividends at least twice annually from its net investment income.

SCHEDULE A

Please retain this supplement for future reference.